J.P. Morgan Series Trust II (formerly JPM Series Trust II)
Supplement dated December 29, 1997, as applicable to the following Prospectuses:


JPM Series Trust II, dated 4/30/97
JPM Treasury Money Market Portfolio, dated 4/30/97
JPM Bond Portfolio, dated 4/30/97
JPM Equity Portfolio, dated 4/30/97
JPM Small Company Portfolio, dated 4/30/97
JPM International Equity Portfolio, dated 4/30/97



1. Effective January 1, 1998, the name of the Trust will change from "JPM Series Trust II" to "J.P. Morgan Series Trust II" and each Portfolio's name will change as follows:

Old Name

JPM Treasury Money Market Portfolio
JPM Bond Portfolio
JPM Equity Portfolio
JPM Small Company Portfolio
JPM International Equity Portfolio

New Name

J.P. Morgan Treasury Money Market Portfolio
J.P. Morgan Bond Portfolio
J.P. Morgan Equity Portfolio
J.P. Morgan Small Company Portfolio
J.P. Morgan International Opportunities Portfolio